SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2003

ARAMARK CORPORATION

(Exact name of registrant specified in charter)

Delaware	001-16807	23-3086414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Market Street
Philadelphia, Pennsylvania	19107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-238-3000

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release dated March 4, 2003.

Item 9. Regulation FD Disclosure

On March 4, 2003, ARAMARK Corporation made the announcement attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2003		ARAMARK CORPORATION

	By:	/s/ L. FREDERICK SUTHERLAND
	Name:	L. Frederick Sutherland
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 4, 2003.